UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

AVANT DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54004	98-0599151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 478-6660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On October 18, 2016 the Company entered into an engagement agreement with the investment bank of Dominick and Dickerman, LLC for purposes of assisting the Company in its’ efforts to list on a national stock exchange.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: November 8, 2016	By:	/s/ Gregg Linn
Gregg Linn Chief Executive Officer

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